UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

MONOPAR THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55866	32-0463781
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Skokie Blvd., Suite 350, Wilmette, IL	60091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 388-0349

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2019, Monopar Therapeutics, Inc. (the “Company”) held its 2019 annual meeting of stockholders. A total of 9,291,420.614 shares of the Company’s common stock were entitled to vote as of May 15, 2019, the record date for the 2019 annual meeting, of which 7,381,339.6 shares were represented in person or by proxy at the 2019 annual meeting. At the 2019 annual meeting, the stockholders of the Company voted on the following proposals:

(1) the election of six directors, to serve as directors until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified, and

(2) the ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Proposal 1 – Election of Directors

At the 2019 annual meeting, the voting results with respect to the proposal for the election of directors, included in the Company’s Information Statement on Schedule 14C for the annual meeting of stockholders, were as follows:

Director	For	Against	Withheld	Abstained	Broker Non-Votes
Christopher M. Starr, Ph.D.	7,381,339.6	0	0	0	0
Chandler D. Robinson, MD MBA MSc	7,381,339.6	0	0	0	0
Andrew P. Mazar, Ph.D.	7,381,339.6	0	0	0	0
Michael J. Brown, MSc	7,381,339.6	0	0	0	0
Raymond W. Anderson, MBA	7,381,339.6	0	0	0	0
Arthur Klausner, MBA	7,381,339.6	0	0	0	0

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the selection of BPM LLP to serve as the Company’s independent registered public accountant for the year ending December 31, 2019 were as follows:

For	Against	Withheld	Abstained	Broker Non-Votes
7,381,339.6	0	0	0	0

Accordingly, the Company stockholders ratified the selection of BPM LLP to serve as the Company’s independent registered public accountant for the year ending December 31, 2019.

The Company did not solicit proxies with respect to this meeting.

No other matters were submitted to a vote of stockholders at the 2019 annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monopar Therapeutics Inc.

By:	/s/ Kim R. Tsuchimoto
Name:	Kim R. Tsuchimoto
Title:	Chief Financial Officer, Secretary and Treasurer

Date: June 27, 2019